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                                                                       Exhibit 5
---------------------------------
Lincoln Life & Annuity              Applicants signing in New York must use this
Company of New York                                form.
Home office: Syracuse, New York               American Legacy(R)
---------------------------------           Shareholder's Advantage
                                       Shareholder's Advantage is a variable
                                                annuity contract.

     Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

 1a Rights of Accumulation (If additional space is needed, use Section 12.)

    [_] I own an American Funds mutual fund or American Legacy variable annuity, which may entitle me to a reduced sales charge under the terms of the prospectus. My account numbers are: ____________________________________

    [_] The registration of some of my shares differs. Their account numbers are (may include spouse and/or children under age 21):

    Account no.               Name                       SSN
    ------------------------  -------------------------  -----------------------
    Account no.               Name                       SSN
    ------------------------  -------------------------  -----------------------

 1b Contract Owner   Maximum age of Contract Owner is 89.
                                                      Social Security number/TIN   [_][_][_]-[_][_]-[_][_][_][_]
    ______________________________________________
    Full legal name or trust name*
                                                      Date of birth  [_][_]  [_][_]  [_][_]      [_] Male     [_] Female
    ______________________________________________                   Month    Day     Year
    Street address

    ______________________________________________    Home telephone number [_][_][_]  [_][_][_]  [_][_][_][_]
    City             State              ZIP
                                                      Date of trust* [_][_]  [_][_]  [_][_]      Is trust revocable?*
    ______________________________________________                   Month    Day     Year       [_] Yes      [_] No
    Trustee name*                                     *This information is required for trusts.

 1c Joint Contract Owner   Maximum age of Joint Contract Owner is 89.

    ______________________________________________    Social Security number       [_][_][_]-[_][_]-[_][_][_][_]
    Full legal name
                                                      Date of birth  [_][_]  [_][_]  [_][_]      [_] Male     [_] Female
                                                                     Month    Day     Year
                                                                                                 [_] Spouse   [_] Non-Spouse

 2a Annuitant  (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.)
    Maximum age of Annuitant is 89.

                                                      Social Security number       [_][_][_]-[_][_]-[_][_][_][_]
    ______________________________________________
    Full legal name
                                                      Date of birth  [_][_]  [_][_]  [_][_]      [_] Male     [_] Female
                                                                     Month    Day     Year
    ______________________________________________
    Street address
                                                      Home telephone number [_][_][_]  [_][_][_]-[_][_][_][_]

    ______________________________________________
    City             State              ZIP

 2b Contingent Annuitant   Maximum age of Contingent Annuitant is 89.

                                                      Social Security number       [_][_][_]-[_][_]-[_][_][_][_]
    ______________________________________________
    Full legal name

 3  Beneficiary(ies) of Contract Owner (List additional beneficiaries on separate sheet. If listing children, use full legal names.)

    _____________________________________________________________  ______________________________  ____________________  __________%
    Full legal name or trust name* [_] Primary [_] Contingent [_]  Relationship to Contract Owner  SSN/TIN

    _____________________________________________________________  ______________________________  ____________________  __________%
    Full legal name or trust name* [_] Primary [_] Contingent [_]  Relationship to Contract Owner  SSN/TIN

    _____________________________________________________________  ______________________________  ____________________  __________%
    Full legal name or trust name* [_] Primary [_] Contingent [_]  Relationship to Contract Owner  SSN/TIN

    _____________________________________________________________  Date of trust*   [_][_]  [_][_]   [_][_]    Is trust revocable?*
    Executor/Trustee name*                                                           Month   Day      Year     [_] Yes     [_]  No

                                                                   *This information is required for trusts.

 To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953AL-NY).

 4  Type of American Legacy Contract

    Nonqualified: [_] Initial Contribution OR [_] 1035 Exchange
    Tax-Qualified (must complete plan type): [_] Initial Contribution, Tax Year ________ OR [_] Transfer OR [_] Rollover
    Plan Type (check one): [_] Roth IRA [_] Traditional IRA [_] Non-ERISA 403(b)* (transfers only) *Indicate plan year-end:
    [_][_] [_][_]
    Month   Day
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5a   Allocation (This section must be completed.)

     Initial minimum: $1,500

     Future contributions will follow the allocation below. If
     DCA option is selected, the entire amount of each future contribution will follow the allocation in Section 5b.

     If no allocations are specified in Section 5a or 5b, the entire amount will be allocated to the Cash Management Fund, pending instructions from the Contract Owner.

     Please allocate my contribution of:

     $ ___________________________ OR $ ____________________________
       Initial contribution             Approximate amount
                                       from previous carrier

     INTO THE FUND(S) BELOW

     Use whole percentages

     ___________% Global Discovery Fund

     ___________% Global Growth Fund

     ___________% Global Small Capitalization Fund

     ___________% Growth Fund

     ___________% International Fund

     ___________% New World Fund

     ___________% Blue Chip Income and Growth Fund

     ___________% Growth-Income Fund

     ___________% Asset Allocation Fund

     ___________% Bond Fund

     ___________% High-Yield Bond Fund

     ___________% U.S. Govt./AAA-Rated Securities Fund

     ___________% Cash Management Fund

     ___________% DCA Fixed Account (must complete 5b)

     ___________% Total (must = 100%)


5b   Dollar Cost Averaging (Complete only if electing DCA.)

     $1,500 minimum required in the Holding Account

     Total amount to DCA:                     $ ___________________
            OR
     MONTHLY amount to DCA:                   $ ___________________

     OVER THE FOLLOWING PERIOD:                 ___________________
                                                   MONTHS (6-60)

     FROM THE FOLLOWING HOLDING ACCOUNT (check one):
     [_] DCA Fixed Account
     [_] Cash Management Fund*
     [_] U.S. Govt./AAA-Rated Securities Fund*

     INTO THE FUND(S) BELOW

     Use whole percentages                              *The DCA Holding Account
                                                        and the DCA fund elected
     ___________% Global Discovery Fund                 cannot be the same.

     ___________% Global Growth Fund

     ___________% Global Small Capitalization Fund

     ___________% Growth Fund

     ___________% International Fund

     ___________% New World Fund

     ___________% Blue Chip Income and Growth Fund

     ___________% Growth-Income Fund

     ___________% Asset Allocation Fund

     ___________% Bond Fund

     ___________% High-Yield Bond Fund

     ___________% U.S. Govt./AAA-Rated Securities Fund*

     ___________% Cash Management Fund*

     ___________% Total (must = 100%)


      Future contributions will not automatically start a new DCA program. Instructions must accompany each DCA contribution.

5c   Cross-Reinvestment or Portfolio Rebalancing

     To elect either of these options, please complete the Cross-Reinvestment form (28051AL-NY) or the Portfolio Rebalancing form (28887AL-NY).

6    Death Benefit Option

     If no benefit is specified, the default Death Benefit will be the Enhanced
     Guaranteed Minimum Death Benefit.
     [_] I/We hereby elect the Return of Premium Death Benefit.

7    Replacement

     Does the applicant have any existing life policies or annuity contracts?
     [_] Yes [_] No
     Will the proposed contract replace any existing annuity or life insurance?
     [_] Yes [_] No
     (Attach a state replacement form.)



     ___________________________________________________________________________
     Company name
     ______________________________________________________    _________________
     Plan name                                                 Year issued

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
 8   Automatic Withdrawals $10,000 minimum account balance required.

     [_] Please provide me with automatic withdrawals totaling ________% of total contract value or $ __________
         (minimum $50 per distribution/$300 annually), payable as follows:
     [_] Monthly    [_] Quarterly  [_] Semi-annually  [_] Annually   Begin withdrawals in [_][_]  [_][_][_][_]
                                                                                           Month      Year

     Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required, depending on state of residency.

     ELECT ONE: [_] Do withhold taxes  Amount to be withheld_______% (must be at least 10%)  [_] Do not withhold taxes
     PAYMENT    [_] Direct deposit  [_] Checking (attach a voided check) OR [_] Savings (attach a deposit slip)
     METHOD:

                    I/We authorize Lincoln Life & Annuity Company of New York to deposit payments to the account and financial institution identified below. Lincoln Life & Annuity Company of New York is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life & Annuity Company of New York of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).

                    ________________________________________________________________________________________________________________
                    Bank name                          Bank telephone number
                [_] Send check to address of record     [_] Send check to the
                                                            following alternate
                                                            address:

                                                            ________________________________________________________________________

                                                            ________________________________________________________________________

 9   Automatic Bank Draft

     _______________________________________________________________________________________________________________________________
     Print account holder name(s) EXACTLY as shown on bank records

     _______________________________________________________________________________________________________________________________
     Bank name                                      Bank telephone number
     $_____________________________
       Monthly amount                  Automatic bank draft start date:    [_][_]    [_][_]   [_][_]
                                                                           Month   Day (1-28)  Year

     [_] Checking (attach a voided check) OR [_] Savings (attach a deposit slip)

     I/We hereby authorize Lincoln Life & Annuity Company of New York to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life & Annuity Company of New York has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life & Annuity Company of New York and the financial institution a reasonable opportunity to act on it.

 10  Signatures

     From time to time, interest credited to amounts allocated to the six-or twelve-month Dollar Cost Averaging Fixed Account will exceed our actual earnings on supporting assets, less appropriate risk and expense deductions. We will recover amounts credited over amounts earned from the mortality and expense risk charges described in your contract. Your contract charges will not increase as a result of these higher interest rates being credited to the Dollar Cost Averaging Fixed Account.

     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for American Legacy Shareholder's Advantage and American
     Funds Insurance Series(R) and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

     ___________________________________________________________________________
     Signed at city                            State

     _______________________________________  __________________________________      Date  [_][_] [_][_] [_][_]
     Signature of Contract Owner              Joint Contract Owner (if applicable)          Month   Day    Year

     ___________________________________________________________________________
     Signed at city                           State

     ___________________________________________________________________________      Date  [_][_] [_][_] [_][_]
     Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or             Month   Day    Year
     custodian.)
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     THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE SECURITIES DEALER OR
     FINANCIAL ADVISER. Please type or print.

11   Insurance in Force   Will the proposed contract replace any existing
     annuity or life insurance contract?

     ELECT ONE: [_] No  [_] Yes      If yes, please list the insurance in force
     on the life of the proposed Contract Owner(s) and Annuitant(s):
     (Attach a state replacement form.)

     ____________________________________________________________  $ ___________
     Company name                                 Year issued        Amount

12   Additional Remarks

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

13   American Funds/American Legacy Total Account Value    (For Rights of
     Accumulation purposes.)

     My client owns a total of $ _________________ in the American Funds mutual funds and/or American Legacy variable annuity products. NOTE: Please include the deposit amount for the purchase of this contract.

14   Dealer Information    Licensing appointment with Lincoln Life & Annuity
                           Company of New York is required for this application
                           to be processed. If more than one representative,
                           please indicate names and percentages in Section 12.

     [_] i4Life -- complete election form

     ___________________________________________________________________________________[_][_][_]  [_][_][_]  [_][_][_][_]
     Registered representative's name (print as it appears on NASD licensing)           Registered representative's telephone number
     ___________________________________________________________________________________[_][_][_]-[_][_]-[_][_][_][_]
     Client account number at dealer (if applicable)                                    Registered representative's SSN

     _______________________________________________________________________________________________________________________________
     Dealer's name

     _______________________________________________________________________________________________________________________________
     Branch address                                    City                                      State                   ZIP

     [_] CHECK IF BROKER CHANGE OF ADDRESS             Rep Code at Firm_____________________________________________________________

15   Representative's Signature

     The representative hereby certifies that he/she witnessed the signature(s) in Section 10 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only Lincoln Life & Annuity Company of New York approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

     ___________________________________________________________________________
     Signature

     Send completed application -- with a check made payable to Lincoln Life & Annuity Company of New York -- to your investment dealer's home office or to:

     Lincoln Life & Annuity Company of New York       By Express Mail: Lincoln Life & Annuity Company of New York
     Servicing Office - P.O. Box 2348                                  Attention: American Legacy Operations
     Fort Wayne, IN 46801-2348                                         1300 South Clinton Street
                                                                       Fort Wayne, IN 46802

     If you have any questions regarding this application, call Lincoln Life & Annuity Company of New York at 800 443-8137.

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